UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2020

FG NEW AMERICA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39550 (Commission File Number)	85-1648122 (IRS Employer Identification No.)

105 S. Maple Street

Itasca, Illinois 60143

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 791-6817

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FGNA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FGNA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FGNA WS	The New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On October 2, 2020, FG New America Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 22,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $225,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,375,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-248429) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 26, 2020, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated September 29, 2020, by and between the Company, ThinkEquity, a division of Fordham Financial Management, Inc., and Piper Sandler & Co. (the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated September 29, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated September 29, 2020 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, FG New America Investors LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated September 29, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated September 29, 2020, by and among the Company, the Sponsor and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Founder Warrants Purchase Agreement, dated September 29, 2020, by and between the Company and the Sponsor (the “Founder Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A $15 Exercise Price Warrants Purchase Agreement, dated September 29, 2020, by and between the Company and the Sponsor (the “$15 Exercise Price Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated by reference.

•	A Private Placement Units Purchase Agreement, dated September 29, 2020, by and between the Company and the Sponsor (the “Units Purchase Agreement”), a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated September 29, 2020, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Units Purchase Agreement, the Company completed the private sale of an aggregate of 462,500 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,625,000. The Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Units, (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. In addition, for as long as the warrants underlying the Private Placement Units are held by the Sponsor or its permitted transferees, they (i) will not be redeemable by us, (ii) may be exercised by the holders on a cashless basis and (iii) will be entitled to registration rights. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Also simultaneously with the closing of the IPO, pursuant to the Founder Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 3,848,750 warrants (the “Founder Warrants”) to the Sponsor at a purchase price of $1.00 per Founder Warrant, generating gross proceeds to the Company of $3,848,750. The Founder Warrants are identical to the Warrants sold in the IPO, except that the Founder Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of such Founder Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Founder Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Also simultaneously with the closing of the IPO, pursuant to the $15 Exercise Price Purchase Agreement, the Company completed the private sale of an aggregate of 1,512,500 warrants (the “$15 Exercise Price Warrants”) to the Sponsor at a purchase price of $0.10 per $15 Exercise Price Warrant, generating gross proceeds to the Company of $151,250. The $15 Exercise Price Warrants are identical to the Warrants sold in the IPO, except that the $15 Exercise Price Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of such $15 Exercise Price Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis, (iv) will be entitled to registration rights and (v) will expire at 5:00 p.m. New York City Time ten years after the consummation of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the $15 Exercise Price Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Simultaneously with the closing of the IPO, pursuant to the Underwriting Agreement, the Company completed the private placement of an aggregate of 112,500 units (the “Underwriter Units”), to the Underwriters. The Underwriter Units are identical to the Units sold in the IPO, except so long as they are held by the Underwriters or their permitted transferees, they (i) will not be redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of the warrants underlying the Underwriter Units), subject to certain limited exceptions, be transferred, assigned or sold by the holders until after the completion of our initial business combination, (iii) may be exercised by the holders on a cashless basis, (iv) will be entitled to registration rights and (v) for so long as they are held by the Underwriters, will not be exercisable more than five years from the effective date of the Registration Statement in accordance with FINRA Rule 5110(f)(2)(G)(i). No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Underwriting Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 29, 2020, Messrs. Joseph H. Moglia, Nicholas S. Rudd and Robert C. Weeks were appointed to the Company’s board of directors’ (the “Board”) Audit Committee, with Mr. Weeks serving as chair of the Audit Committee. Effective September 29, 2020, Messrs. Moglia, Rudd and Weeks were appointed to the Board’s Compensation Committee, with Mr. Moglia serving as chair of the Compensation Committee. Effective September 29, 2020, Messrs. Moglia, Rudd and Weeks were appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Rudd serving as chair of the Nominating and Corporate Governance Committee.

The Board is comprised of the following three classes: the first class of directors, Class I, consists of Messrs. Moglia and Weeks, and will expire at the Company’s first annual meeting of stockholders; the second class of directors, Class II, consists of Larry Swets, Jr. and Mr. Rudd, and will expire at the Company’s second annual meeting of stockholders; and the third class of directors, Class III, consists of D. Kyle Cerminara, and will expire at the Company’s third annual meeting of stockholders.

On September 29, 2020, in connection with their appointments to the Board, each director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.7 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.7 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2020, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $230,625,000, comprised of $222,100,000 of the proceeds from the IPO and $8,525,000 of the proceeds of the sale of the Private Placement Units, the Founder Warrants and the $15 Exercise Price Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On September 29, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 2, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 29, 2020, by and among the Company and the Underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated September 29, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated September 29, 2020, by and among the Company, its executive officers, its directors and FG New America Investors LLC.
10.2	Investment Management Trust Agreement, dated September 29, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated September 29, 2020, by and among the Company, FG New America Investors LLC and the other holders party thereto.
10.4	Founder Warrants Purchase Agreement, dated September 29, 2020, by and among the Company and FG New America Investors LLC.
10.5	$15 Exercise Price Warrants Purchase Agreement, dated September 29, 2020, by and among the Company and FG New America Investors LLC.
10.6	Private Placement Units Purchase Agreement, dated September 29, 2020, by and among the Company and FG New America Investors LLC.
10.7	Administrative Services Agreement, dated September 29, 2020, by and between the Company and FG New America Investors LLC.
99.1	Press Release, dated September 29, 2020.
99.2	Press Release, dated October 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG NEW AMERICA ACQUISITION CORP.

By:	/s/ Larry G. Swets, Jr.
	Name:	Larry G. Swets, Jr.
	Title:	Chief Executive Officer

Dated: October 2, 2020